UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.              )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

INVERNESS MEDICAL INNOVATIONS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.
☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

☐	Mark this box with an X if you have made changes to your name or address details above.

Annual Meeting Proxy Card

A	Election of Directors	PLEASE REFER TO THE REVERSE SIDE FOR TELEPHONE AND INTERNET VOTING INSTRUCTIONS.

1.	The Board of Directors recommends that you vote FOR all nominees listed.
Elect three Class II Directors to serve until the 2009 annual meeting of stockholders.

	For	Withhold
01 - Carol R. Goldberg	☐	☐
02 - Alfred M. Zeien	☐	☐
03 - Ron Zwanziger	☐	☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

B	Authorized Signatures - Sign Here - This section must be completed for your instructions to be executed.

Please sign this proxy exactly as names appear hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If a partnership, please sign in partnership by authorized person.

Signature 1 - Please keep signature within the box	Signature 2 - Please keep signature within the box	Date (mm/dd/yyyy)

☐☐/☐☐/☐☐☐☐

0086411	1UPX	COY

Proxy - Inverness Medical Innovations, Inc.

51 SAWYER ROAD, SUITE 200

WALTHAM, MASSACHUSETTS 02453

Proxy For Annual Meeting of Stockholders To Be Held May 24, 2006

This Proxy is Solicited on Behalf of the Board of Directors

The undersigned hereby appoints RON ZWANZIGER and PAUL T. HEMPEL, and each of them acting singly, Proxies with full power of substitution in each of them, in the name, place and stead of the undersigned, to vote all shares of the voting stock of Inverness Medical Innovations, Inc. which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Inverness Medical Innovations, Inc. to be held on May 24, 2006 at 12:30 P.M. at the Company’s Corporate Headquarters, 51 Sawyer Road, Suite 200, Waltham, MA 02453, or any adjournment or postponement thereof, upon the matters set forth on the reverse side.

THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN ON THE REVERSE SIDE; IF NO INSTRUCTIONS ARE GIVEN, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS LISTED ON THE REVERSE SIDE.

(Continued and to be voted on reverse side.)

Telephone and Internet Voting Instructions

You can vote by telephone OR Internet! Available 24 hours a day 7 days a week!

Instead of mailing your proxy, you may choose one of the two voting methods outlined below to vote your proxy.

To vote using the Telephone (within U.S. and Canada)		To vote using the Internet
•	Call toll free 1-800-652-VOTE (8683) in the United States or Canada any time on a touch tone telephone. There is NO CHARGE to you for the call.	•	Go to the following web site: WWW.COMPUTERSHARE.COM/EXPRESSVOTE

•	Follow the simple instructions provided by the recorded message.	•	Enter the information requested on your computer screen and follow the simple instructions.

VALIDATION DETAILS ARE LOCATED ON THE FRONT OF THIS FORM IN THE COLORED BAR.

If you vote by telephone or the Internet, please DO NOT mail back this proxy card.

Proxies submitted by telephone or the Internet must be received by 1:00 a.m., Central Time, on May 24, 2006.

THANK YOU FOR VOTING